                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 18th day of October, 1995.



                                            /s/ Erroll B. Davis, Jr.
                                            ------------------------------------
                                            ERROLL B. DAVIS, JR.

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, STANLEY C. GAULT, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 17th day of October, 1995.



                                            /s/ Stanley C. Gault
                                            ------------------------------------
                                            STANLEY C. GAULT

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, ALLEN J. KROWE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W.
H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 17th day of October, 1995.



                                            /s/ Allen J. Krowe
                                            ------------------------------------
                                            ALLEN J. KROWE

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, MICHELLE J. HOOPER, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 17 day of October, 1995.



                                            /s/ Michele J. Hooper
                                            ------------------------------------
                                            MICHELE J. HOOPER

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, STEVEN C. MASON, a Director of PPG Industries, Inc. (the
"Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 19th day of October, 1995.



                                            /s/ Steven C. Mason
                                            ------------------------------------
                                            STEVEN C. MASON

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, HAROLD A. MCINNES, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 19th day of October, 1995.



                                            /s/ Harold A. McInnes
                                            ------------------------------------
                                            HAROLD A. MCINNES

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, ROBERT MEHRABIAN, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 19th day of October, 1995.



                                            /s/ Robert Mehrabian
                                            ------------------------------------
                                            ROBERT MEHRABIAN

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, VINCENT A. SARNI, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 19th day of October, 1995.



                                            /s/ Vincent A. Sarni
                                            ------------------------------------
                                            VINCENT A. SARNI

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, DAVID G. VICE, a Director of PPG Industries, Inc. (the
"Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 18th day of October, 1995.



                                            /s/ David G. Vice
                                            ------------------------------------
                                            DAVID G. VICE

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

     I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry
E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $500,000,000 of Debt Securities.

     WITNESS my hand this 17th day of October, 1995.



                                            /s/ DAVID R. WHITWAM
                                            ------------------------------------
                                            DAVID R. WHITWAM